UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

Beard Energy Transition Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41098	86-1990354
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Madison Avenue, 28th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

(214) 833-8913

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one warrant	BRD.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BRD	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BRD.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on May 18, 2023, Beard Energy Transition Acquisition Corp., a Delaware corporation (the “Company”), Suntuity Inc., a Delaware corporation and wholly owned subsidiary of the Company (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned subsidiary of New PubCo (“Merger Sub I”), Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of New PubCo (“Merger Sub II”), Suntuity Renewables LLC, a New Jersey limited liability company (“Suntuity”), and solely for the purpose of Section 7.17 and Article X thereof, each of Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), and Gregory A. Beard, an individual residing in New York (“Beard”), entered into a business combination agreement (the “Business Combination Agreement”).

On November 27, 2023, pursuant to Section 9.01(a) of the Business Combination Agreement, the Company, New PubCo, Merger Sub I, Merger Sub II, Suntuity, Sponsor and Beard entered into a Termination of the Business Combination Agreement (“Termination Agreement”) to terminate the Business Combination Agreement (the “Termination”). The parties determined to terminate the Business Combination Agreement due to a number of factors, including: (i) the challenging market conditions; (ii) peer-company trading performance and (iii) a balancing of the benefits and drawbacks of becoming a publicly traded company under current circumstances. As a result of the Termination Agreement, the Business Combination Agreement is of no further force and effect, with the exception of specified provisions set forth in the Termination Agreement, including Suntuity’s obligation to pay all expenses incurred by the parties in connection with the Business Combination Agreement and related transactions, which shall survive the Termination and remain in full force and effect in accordance with their respective terms. Additionally, each of the Company and Suntuity has agreed on behalf of themselves and their respective related parties, to a release of claims relating to the Business Combination Agreement and the related transactions, including the Termination.

Concurrently with the Termination, the support agreement, by and among the Company and TJFT STY Holdings, LLC, the sponsor agreement, by and among the Sponsor, the Company, Beard Energy Transition Acquisition Holdings LLC, New PubCo, Suntuity and Beard, and the lock-up agreements, by and among the Company, New PubCo and the current members of Suntuity and certain of their affiliates, shall automatically terminate.

Following the Termination, the Sponsor intends to assume all unpaid expenses and liabilities of the Company, and the Company intends to assign to the Sponsor its rights to enforce payment of such expenses and liabilities by Suntuity under the Termination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the Termination Agreement, which is filed as an exhibit to this Current Report as Exhibit 10.1.

Item 8.01 Other Events.

On November 27, 2023, the Company and Suntuity issued a joint press release announcing the termination of the Business Combination Agreement. The Company also announced its decision to (i) abandon the special meeting of the Company’s stockholders originally scheduled for November 29, 2023 and to withdraw from consideration by the Company’s stockholders the proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on November 6, 2023, including the proposal to extend the date by which the Company must consummate a business combination from 25 months from the closing of the Company’s initial public offering (or December 29, 2023) to 36 months from the closing of the Company’s initial public offering (or November 29, 2024), and (ii) redeem all of its outstanding shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), effective as of the close of business on December 12, 2023, because the Company will not consummate an initial business combination within the time period required by its second amended and restated certificate of incorporation. The Company expects the last day of trading of its Public Shares, units and warrants to be on or about December 11, 2023.

A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation, those set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 13, 2023, and the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2023, August 8, 2023, and November 13, 2023, and in other reports the Company files with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Termination Agreement, dated November 27, 2023, by and among the Company, New PubCo, Merger Sub I, Merger Sub II, Suntuity, Sponsor and Gregory A. Beard
99.1	Press Release dated November 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2023

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:	/s/ Sarah James
Name:	Sarah James
Title:	Chief Financial Officer and Chief Accounting Officer

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